Exhibit 99.1

       Pier 1 Imports Reports Fiscal 2007 First Quarter Results

    FORT WORTH, Texas--(BUSINESS WIRE)--June 15, 2006--Pier 1 Imports, Inc. (NYSE:PIR) today announced a net loss from continuing operations of $22,765,000, or $0.26 per share, for the first quarter ended May 27, 2006. The Company reported a net loss of $23,172,000 or $0.27 per share for the first quarter, which included an after-tax loss from discontinued operations of $407,000 or $0.01 per share. Total sales declined 3.6% for the first fiscal quarter to $376,092,000, from $390,314,000 in the year-ago quarter, and comparable store sales declined 6.6%. The results of The Pier Retail Group Limited ("The Pier"), the Company's subsidiary based in the United Kingdom, have been classified as discontinued operations for all periods presented in the Company's consolidated financial statements; this subsidiary was sold on March 20, 2006. Attached is a supplemental schedule presenting last year's quarterly and annual results reclassified for discontinued operations.

    Fiscal 2007 first quarter results are based on the following:

    -- Merchandise margins improved to 53.8% from 53.2% in the year-ago quarter.

    -- Store occupancy costs increased $5.1 million and de-leveraged to 20.0% of sales in the first quarter versus 17.9% for the year-ago quarter.

    -- Selling, general and administrative costs were 39.2% of sales compared to 35.9% of sales in the first quarter last year. Payroll costs de-leveraged during the quarter versus last year, and marketing costs were 8.0% of sales, which was even with the year-ago period. Other SG&A costs in the first quarter included $2.0 million of non-cash impairment charges recognized on store assets.

    Marvin J. Girouard, the Company's Chairman and Chief Executive Officer, said, "In mid-March, we launched our brand repositioning campaign featuring Pier 1's unique Modern Craftsman merchandise, which included new advertising and new in-store visuals intended to mirror Pier 1's catalogs. During the first quarter, customer traffic remained weak. We recognize that it will take time to attract new customers and inform our existing customers of the significant changes in our merchandise assortment.
    "As of May 27, 2006, inventories were $357 million, down 12.5% from the year-ago period. Cash at the end of the first quarter was $235 million. We are carefully managing the balance sheet in order to maintain flexibility and liquidity to operate the business efficiently, while working to increase sales with the appropriate inventory levels in stores.
    "Pier 1's Summer Sale and Clearance event begins in late June and is primarily supported by TV ads and in-store promotions. We will launch our newest merchandise collection called 'Loft 21' in mid-July. It features lifestyle furniture and accessories exclusively available at Pier 1. To support this merchandise introduction, we plan to distribute 9 million copies of our latest catalog. We continue to see better merchandise margins this quarter compared to last year, but expect June comp store sales to be in the negative low- to mid-teens range compared to last year, when sales were driven by heavier promotions."
    The Company will host a conference call to discuss fiscal 2007 first quarter results at 10:00 a.m. Central Time today. A webcast is available on our Web site at www.pier1.com linking through to the "Investor Relations" page and the "Events" page, or you can dial into the conference at 706-643-0435, ID 4639617. The teleconference will be held in a "listen-only" mode for all participants other than the Company's current sell-side and buy-side investment professionals.
    The Company will hold its annual shareholders' meeting at 10:00 a.m. Central Time on June 22, 2006, in the Trinity Room of the Fort Worth Club, Fort Worth, Texas.
    Any forward-looking projections or statements made in this press release should be considered in conjunction with the cautionary statements contained in the Company's most recently filed report on Form 10-K. Management's expectations and assumptions regarding planned store openings, financing of Company obligations from operations, results from its new marketing, merchandising and store operations strategies, and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties that may affect Company operations and performance include, among others, the effects of terrorist attacks or other acts of war, conflicts or war involving the United States or its allies or trading partners, labor strikes, weather conditions or natural disasters, volatility of fuel and utility costs, the general strength of the economy and levels of consumer spending, consumer confidence, the availability of new sites for expansion along with sufficient labor to facilitate growth, the availability and proper functioning of technology and communications systems supporting the Company's key business processes, the ability of the Company to import merchandise from foreign countries without significantly restrictive tariffs, duties or quotas and the ability of the Company to source, ship and deliver items from foreign countries to its U.S. distribution centers at reasonable prices and rates and in a timely fashion. The Company assumes no obligation to update or otherwise revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized.
    Pier 1 Imports, Inc. is North America's largest specialty retailer of imported decorative home furnishings and gifts with Pier 1 Imports(R) stores in 49 states, Puerto Rico, Canada, and Mexico and Pier 1 kids(R) stores in the United States.


                         Pier 1 Imports, Inc.
                         --------------------

                CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands except per share amounts)
                             (unaudited)


                                                   Three Months Ended
                                                    May 27,   May 28,
                                                     2006      2005
                                                   --------- ---------

Net sales                                          $376,092  $390,314

Operating costs and expenses:
   Cost of sales (including buying and store
    occupancy costs)                                248,840   252,829
   Selling, general and administrative expenses     147,583   140,189
   Depreciation and amortization                     13,624    13,954
                                                   --------- ---------
                                                    410,047   406,972
                                                   --------- ---------

          Operating loss                            (33,955)  (16,658)

Nonoperating (income) and expenses:
   Interest and investment income                    (2,913)   (1,122)
   Interest expense                                   3,451       365
                                                   --------- ---------
                                                        538      (757)
                                                   --------- ---------

Loss from continuing operations before income
 taxes                                              (34,493)  (15,901)
Income tax benefit                                  (11,728)   (7,445)
                                                   --------- ---------
          Loss from continuing operations           (22,765)   (8,456)

Discontinued operations:
   Loss from discontinued operations                   (638)   (4,006)
   Income tax benefit                                  (231)        -
                                                   --------- ---------
          Loss from discontinued operations            (407)   (4,006)

Net loss                                           $(23,172) $(12,462)
                                                   ========= =========

Loss per share from continuing operations:
       Basic                                         ($0.26)   ($0.10)
                                                   ========= =========
       Diluted                                       ($0.26)   ($0.10)
                                                   ========= =========

Loss per share from discontinued operations:
       Basic                                         ($0.01)   ($0.04)
                                                   ========= =========
       Diluted                                       ($0.01)   ($0.04)
                                                   ========= =========

Loss per share:
       Basic                                         ($0.27)   ($0.14)
                                                   ========= =========
       Diluted                                       ($0.27)   ($0.14)
                                                   ========= =========

Average shares outstanding during period:
       Basic                                         87,095    86,391
                                                   ========= =========
       Diluted                                       87,095    86,391
                                                   ========= =========


                         Pier 1 Imports, Inc.
                         --------------------

                     CONSOLIDATED BALANCE SHEETS
                 (in thousands except share amounts)
                             (unaudited)

                                    May 27,   February 25,   May 28,
                                     2006        2006         2005
                                  ----------- ------------ -----------

ASSETS

Current assets:
   Cash and cash equivalents,
    including temporary
    investments of $224,326,
    $238,463 and $95,145,
    respectively                    $235,187     $246,115    $105,661
   Beneficial interest in
    securitized receivables           46,695       50,000      35,992
   Other accounts receivable, net     17,718       13,916      13,260
   Inventories                       357,260      368,978     408,311
   Income tax receivable              30,593       18,011      16,377
   Assets held for sale                    -       32,359      37,806
   Prepaid expenses and other
    current assets                    42,353       45,544      40,218
                                  ----------- ------------ -----------
        Total current assets         729,806      774,923     657,625

Properties, net                      294,290      298,922     317,925
Other noncurrent assets               95,358       96,016      76,416
                                  ----------- ------------ -----------
                                  $1,119,454   $1,169,861  $1,051,966
                                  =========== ============ ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                  $97,978     $105,916    $107,878
   Gift cards and other deferred
    revenue                           62,639       63,835      58,248
   Accrued income taxes payable        4,141        4,763       4,591
   Liabilities related to assets
    held for sale                          -       16,841      16,040
   Other accrued liabilities         102,911       97,493     102,030
                                  ----------- ------------ -----------
        Total current liabilities    267,669      288,848     288,787

Long-term debt                       184,000      184,000      19,000
Other noncurrent liabilities         109,038      107,031     104,199

Shareholders' equity:
   Common stock, $1.00 par,
    500,000,000 shares authorized,
    100,779,000 issued               100,779      100,779     100,779
   Paid-in capital                   129,357      132,075     141,615
   Retained earnings                 550,329      582,221     635,614
   Cumulative other comprehensive
    loss                              (2,432)        (583)     (2,283)
   Less -- 13,577,000, 13,761,000
    and 14,596,000 common shares
    in treasury, at cost,
    respectively                    (219,286)    (222,254)   (235,745)
   Less unearned compensation              -       (2,256)          -
                                  ----------- ------------ -----------
                                     558,747      589,982     639,980
                                  ----------- ------------ -----------
                                  $1,119,454   $1,169,861  $1,051,966
                                  =========== ============ ===========


                         Pier 1 Imports, Inc.
                         --------------------

                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                             (unaudited)

                                                  Three Months Ended
                                                   May 27,   May 28,
                                                    2006      2005
                                                  --------- ---------

Cash flow from operating activities:
  Net loss                                        $(23,172) $(12,462)
  Adjustments to reconcile to net cash used in
     operating activities:
       Depreciation and amortization                16,133    18,478
       Loss on impairment of fixed assets            1,965         -
       Stock-based compensation expense                610         -
       Deferred compensation                         2,134     1,901
       Lease termination expense                       485       156
       Sale of receivables in exchange for
        beneficial interest in securitized
        receivables                                 (7,658)  (17,878)
       Other                                        (2,172)      169
  Changes in cash from:
      Inventories                                   12,560   (40,750)
      Other accounts receivable, prepaid expenses
       and other current assets                     (5,309)   (7,422)
      Income tax receivable                        (12,486)  (16,377)
      Accounts payable and accrued expenses         (4,794)    5,472
      Accrued income taxes payable                    (759)   (7,132)
      Other noncurrent assets                          300         7
                                                  --------- ---------
        Net cash used in operating activities      (22,163)  (75,838)
                                                  --------- ---------

Cash flow from investing activities:
  Capital expenditures                             (11,611)  (13,972)
  Proceeds from disposition of properties               45        19
  Proceeds from sale of discontinued operations
   (net of $3,397 cash included in sale of
   discontinued operations)                         11,601         -
  Collections of principal on beneficial interest
   in securitized receivables                       13,371    17,576
  Contribution to securitization collateral
   account                                          (2,408)        -
                                                  --------- ---------
        Net cash provided by investing activities   10,998     3,623
                                                  --------- ---------

Cash flow from financing activities:
  Cash dividends                                    (8,720)   (8,616)
  Purchases of treasury stock                            -    (4,047)
  Proceeds from stock options exercised,
   stock purchase plan and other, net                1,800     1,458
  Excess tax benefits from stock-based
   compensation                                         96         -
  Debt issuance costs                                  (39)        -
                                                  --------- ---------
        Net cash used in financing activities       (6,863)  (11,205)
                                                  --------- ---------

Change in cash and cash equivalents                (18,028)  (83,420)
Cash and cash equivalents at beginning of period   253,215   189,081
 (including cash held for sale of $7,100 and --------- --------- $3,358, respectively)
Cash and cash equivalents at end of period        $235,187  $105,661
                                                  ========= =========


                         Pier 1 Imports, Inc.
                         --------------------

                    FISCAL 2006 QUARTERLY RESULTS
               Reclassified for Discontinued Operations
               (in thousands except per share amounts)
                             (unaudited)

                                                  Three Months Ended
                                                 ---------------------
                                                 5/28/2005  8/27/2005
                                                 ---------- ----------

Net sales                                         $390,314   $423,675

Gross profit                                       137,485    135,102

Operating costs and expenses:
  Cost of sales (including buying and store
   occupancy costs)                                252,829    288,573
  Selling, general and administrative expenses     140,189    134,964
  Depreciation and amortization                     13,954     14,140
                                                 ---------- ----------
                                                   406,972    437,677
                                                 ---------- ----------

    Operating loss                                 (16,658)   (14,002)

Nonoperating (income) and expenses:
  Interest and investment income                    (1,122)      (640)
  Interest expense                                     365        414
                                                 ---------- ----------
                                                      (757)      (226)
                                                 ---------- ----------

    Loss from continuing operations before income
     taxes                                         (15,901)   (13,776)
Provision (benefit) for income taxes                (7,445)    (7,403)
                                                 ---------- ----------
Loss from continuing operations                     (8,456)    (6,373)

Discontinued operations:
    Loss from discontinued operations before
     income taxes                                   (4,006)    (3,812)
Income tax benefit                                       -          -
                                                 ---------- ----------
Loss from discontinued operations                   (4,006)    (3,812)

Net loss                                          ($12,462)  ($10,185)
                                                 ========== ==========

Loss per share from continuing operations:
------------------------------------------
     Basic                                          $(0.10)    $(0.07)
                                                 ========== ==========
     Diluted                                        $(0.10)    $(0.07)
                                                 ========== ==========

Loss per share from discontinued operations:
--------------------------------------------
     Basic                                          $(0.04)    $(0.05)
                                                 ========== ==========
     Diluted                                        $(0.04)    $(0.05)
                                                 ========== ==========

Loss per share:
---------------
     Basic                                          $(0.14)    $(0.12)
                                                 ========== ==========
     Diluted                                        $(0.14)    $(0.12)
                                                 ========== ==========

Average shares outstanding during period:
-----------------------------------------
     Basic                                          86,391     86,495
                                                 ========== ==========
     Diluted                                        86,391     86,495
                                                 ========== ==========


                                     Three Months Ended       Year
                                    ----------------------    Ended
                                    11/26/2005  2/25/2006   2/25/2006
                                    ----------- ---------- -----------

Net sales                             $456,690   $506,022  $1,776,701

Gross profit                           167,316    161,787     601,690

Operating costs and expenses:
  Cost of sales (including buying
   and store occupancy costs)          289,374    344,235   1,175,011
  Selling, general and
   administrative expenses             155,430    157,690     588,273
  Depreciation and amortization         14,050     14,085      56,229
                                    ----------- ---------- -----------
                                       458,854    516,010   1,819,513
                                    ----------- ---------- -----------

    Operating loss                      (2,164)    (9,988)    (42,812)

Nonoperating (income) and expenses:
  Interest and investment income          (464)    (1,284)     (3,510)
  Interest expense                         884        947       2,610
                                    ----------- ---------- -----------
                                           420       (337)       (900)
                                    ----------- ---------- -----------

    Loss from continuing operations
     before income taxes                (2,584)    (9,651)    (41,912)
Provision (benefit) for income
 taxes                                   3,073     (2,666)    (14,441)
                                    ----------- ---------- -----------
Loss from continuing operations         (5,657)    (6,985)    (27,471)

Discontinued operations:
    Loss from discontinued operations
     before income taxes                (1,524)    (8,241)    (17,583)
Income tax benefit                           -     (5,250)     (5,250)
                                    ----------- ---------- -----------
Loss from discontinued operations       (1,524)    (2,991)    (12,333)

Net loss                               ($7,181)   ($9,976)   ($39,804)
                                    =========== ========== ===========

Loss per share from continuing
 operations:
------------------------------
     Basic                              $(0.06)    $(0.08)     $(0.32)
                                    =========== ========== ===========
     Diluted                            $(0.06)    $(0.08)     $(0.32)
                                    =========== ========== ===========

Loss per share from discontinued
 operations:
---------------------------------
     Basic                              $(0.02)    $(0.03)     $(0.14)
                                    =========== ========== ===========
     Diluted                            $(0.02)    $(0.03)     $(0.14)
                                    =========== ========== ===========

Loss per share:
---------------
     Basic                              $(0.08)    $(0.11)     $(0.46)
                                    =========== ========== ===========
     Diluted                            $(0.08)     (0.11)     $(0.46)
                                    =========== ========== ===========

Average shares outstanding during
 period:
---------------------------------
     Basic                              86,747     86,883      86,629
                                    =========== ========== ===========
     Diluted                            86,747     86,883      86,629
                                    =========== ========== ===========

    CONTACT: Pier 1 Imports, Inc., Fort Worth
             Cary Turner, 817-252-8400